Exhibit 99.2

May 9, 2012 Investor Teleconference Q1 2012 Results © 2012 Broadwind Energy, Inc. All Rights Reserved.

Industry Data Disclaimer and Forward-Looking Statements Broadwind obtained the industry and market data used throughout this presentation from its own research, internal surveys and studies conducted by third parties, independent industry associations or general publications and other publicly available information. Independent industry publications and surveys generally state that they have obtained information from sources believed to be reliable, but do not guarantee the accuracy and completeness of such information. Forecasts are particularly likely to be inaccurate, especially over long periods of time. We are not aware of any misstatements in the industry data we have presented herein, but estimates involve risks and uncertainties and are subject to change based on various factors beyond Broadwind’s control. This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995—that is, statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “anticipate”, “believe”, “intend”, “expect”, “plan”, “will” or other similar words. These forward-looking statements involve certain risks and uncertainties that ultimately may not prove to be accurate and are subject to change based on various factors. Actual results and future events could differ materially from those anticipated in such statements. For further discussion of risks and uncertainties, individuals should refer to Broadwind's filings with the Securities and Exchange Commission. Broadwind undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All forward-looking statements are qualified in their entirety by this cautionary statement. This document contains non-GAAP financial information. Broadwind’s management believes that certain non-GAAP financial measures may provide users of this financial information meaningful comparisons between current results and results in prior operating periods. Management believes that these non-GAAP financial measures can provide additional meaningful reflection of underlying trends of the business because they provide a comparison of historical information that excludes certain infrequently occurring or non-operational items that impact the overall comparability. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with GAAP. Please see Broadwind’s earnings release dated as of May 9, 2012 for a reconciliation of certain non-GAAP measures presented in this document. 2

Q1 2012 Overview 3 Revenue up 25% over Q1 2011 Gearing up 18%, Services up 88% Adj. EBITDA up sharply from Q1 prior year Gearing has turned the corner Orders grew 12% Adj. EBITDA up significantly — margin is halfway to 20% industry average Towers and Weldments on track with objectives Orders minimal due to acceleration into 2011 due to risk of PTC expiration Strong order growth in Weldments Productivity improving Services making progress Orders doubled from Q1 2011 Adj. EBITDA loss improving Solid start for 2012 $21.7 $43.5 $54.4 $ M $ - 7.2 $ .2 $1.4 $ M Q1 Revenue Growth Q1 EBITDA Growth

Orders & Backlog 4 Orders ($ in millions) Order Backlog Significant Tower orders of $49.6M received in Q4 2011...likely little activity until later in the year Growth in Gearing orders as revenue mix continues to diversify toward industrial Services orders doubled for blade and field services Continue to reduce customer concentrations Tower market has shifted to spot orders from multi-year framework agreements 3 year tower agreement distorts spot order activity. Agreement expires with 190 towers delivered in 2012 and 100 in 2013 Future backlog expected to resemble recast line, which excludes orders scheduled for delivery beyond 6 months Backlog Recast Excluding Deliveries Beyond 6 Months Traditionally Reported Backlog

Towers Addressable Market 5 Tower business started in 2003 Built organically with the new entrants to the US market Business tended to build the larger towers (multi-MW) with more changeovers than competitors Landed 3 new customers in 2011, which greatly expanded the addressable market for the tower business Source: Make Consulting A/S 2012; Analysis Based On 2011 Installations Towers – Addressable Market Customer Base 2003 - 2010 Recent Additions

Restructuring Update

- Consolidate two gearing facilities
  - Estimated savings of $4.0M per year

- Renegotiated Gearing facility lease
- Completed erection of cranes
- Moved 20% of the equipment

- Reduce corporate office expense
  - Estimated savings of ~$750K per year

- Closed European office
- Started office build-out in Cicero, Ill.

- Sell idle tower facility
  - Estimated savings of $500K per year

- Continue to see interest in the facility, however no formal offers

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- Reduce other facilities by up to 600K sq. ft.
  - Estimated savings of ~$500K per year

- Closed California service location
- Other reductions in negotiation

40% footprint reduction saves >$5.5M; supports revenue of $400M

© 2012 Broadwind Energy, Inc. All Rights Reserved.

6

2012-2013 Deliverables Key Drivers of Transformation Gearing Complete plant consolidation Winning, and winning back, industrial customers in oil & gas and mining Continue positive customer experience — on-time delivery, high-quality goods Expand offering of industrial gearboxes and remanufacturing services Towers & Weldments Execution with new customers in towers — capture growing demand from US industrial manufacturing renaissance Shift capacity to support strong mining activity — qualifying on new products Sell idle South Dakota tower plant Services Execute with major customers won in 2011 Continued expansion of non-routine drivetrain and blade services business Develop turbine performance programs Profitability and Cash Flow 7

Consolidated Financial Results 8 Q1 2012 sales up 25% over Q1 2011 — gearing, services, steel content in towers Gross profit margin improved 2.9 percentage points from Q4 2011 Improved expense management from 15% to 11% from prior year period Q1 2012 operating income includes $.5M restructuring expense Zero effective tax rate — $136M tax loss carryforward at 12/31/2011 Adj. EBITDA of $1.4M, improved $2.4M from Q4 2011 Q1 2012 Q1 2011 Q4 2011 Revenue-$M 54.4 43.5 55.1 Gross Profit-$M 2.2 2.6 1.0 -% (ex. Restructuring) 4.8% 5.9% 1.8% Operating Expense-$M 6.2 6.6 6.9 -% (ex. Restructuring) 11.2% 15.1% 12.2% Operating Income-$M (3.9) (4.0) (5.9) Adj. EBITDA-$M 1.4 0.2 (1.0) EPS Continuing- $ (0.03) (0.04) (0.04)

Towers and Weldments First Quarter 2012 ($ in Millions) 9 Strategic Focus Section volume down 19% from very strong Q1 2011 43% of Q1 2011 volume was higher-margin “fabrication only” towers Weldment revenue tripled to $1.8M Productivity improved despite producing four different tower models Improve tower production changeover execution to support broader customer base Shift capacity to weldments to manage wind industry policy risk Stringent cost management 2012 2011 MW-Wind 137 190 Revenue-$M 35.2 28.2 Op Income-$M 1.0 2.4 Adj. EBITDA-$M 2.3 3.6% 6.4% 12.7% Q1 Tower Cost Structure 100% 80% 60% 40% 20% 0% Fixed Overhead Other Variable Labor Material

© 2012 Broadwind Energy, Inc. All Rights Reserved. Gearing First Quarter 2012 .Industrial gearing sales +73%; Wind gearing sales -39% .Adj. EBITDA margin improved 10.3 percentage points through volume growth, higher-margin revenue mix, increased productivity, and lower scrap .Operating loss includes $.4M restructuring expense ($ in Millions) 10 .Growth in non-wind markets .Improve capacity utilization — plant consolidation underway .Leverage gearing expertise in drivetrain services Strategic Focus 20122011Revenue-$M16.0 13.6 Op Income-$M(1.1) (2.4) Adj. EBITDA-$M1.8 0.2% 11.4%1.1% Q1 3 4 5 6 7 8 9 10 11 12 13 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Gross Revenue $M Gearing Revenue Breakdown Wind Industrial

Services First Quarter 2012 Q1 is seasonally lowest quarter Revenue nearly doubled — higher order rate for all product lines Operating loss includes higher depreciation on drivetrain services investment Adj. EBITDA loss improving, moving in right direction ($ in Millions) 11 Shift focus to non-routine drivetrain and blade services Develop proprietary product offerings Improve margins — refine business model Strategic Focus 2012 2011 Revenue-$M 3.4 1.8 Op Income-$M (1.6) (1.4) Adj. EBITDA-$M (0.9) (1.1) % -27.2% -61.3% Q1

Operating Working Capital 12 Q1 2012 $9.0M inventory build appropriate to tower production schedule, primarily related to steel for tower sections scheduled for Q2 2012 Offset by $7.5M increase in payables to suppliers Working Capital Cents per Dollar

Liquidity 13 $13.1M debt balance includes $2.7M which are either forgivable economic development grants or new markets tax credit financing 2012 debt and capital lease payments: $4.3M ($ in thousands) 3/31/2012 12/31/2011 Lines of credit, notes payable 1,586 1,566 Long-term debt 5,202 5,433 Liabilities held for sale 4,583 4,833 Capital leases 1,751 1,940 Debt and capital lease 13,122 13,772 Cash and related assets 11,261 14,216 Net debt 1,861 (444) Memo: available line of credit 7,083 9,477

Debt vs. TTM EBITDA ($ in millions) 14 Debt and Capital Lease Balance TTM Adjusted EBITDA TTM Adjusted EBITDA Debt and Capital Lease Balance

2012 Financial Outlook Update 15 Reaffirming 2012 outlook: revenue increase on expense decrease ~80% of 2012 sales delivered or in backlog today Q2 outlook: sequential improvements in revenue and EBITDA Operating expense forecast in line with Q1 annualized run rate All quarters projected to have positive adj. EBITDA Q4 risk related to PTC expiration 2010 2011 2012E* Sales-$M 137 186 215-225 Gross Margin 1.4% 3.9% 6.0-7.5% Operating Exp.-$M 30.4 27.6 25-26 Impairment Exp-$M 40.8 0 0 Op Loss-$M (69.2) (20.4) (8) - (10) Adj. EBITDA-$M (9.2) (2.1) 8 - 10 * Excluding restructuring  100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% Industrial & Service New Wind Installations 12/31/10 backlog 12/31/11 backlog 2011 Sales 2011 Orders 2012 E Orders 2012 E Sales 2013 E Sales

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